UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): June 19, 2006

CROWN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-50189	75-3099507
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Crown Way, Philadelphia, PA		19154-4599
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code      215-698-5100

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(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 7.01.  REGULATION FD DISCLOSURE

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURE

INDEX TO EXHIBITS

EX-99.1  2005 QUARTERLY STATEMENTS OF OPERATIONS AND SEGMENT DISCLOSURES

Item 7.01.	Regulation FD Disclosure

As more fully described in “Note B – Discontinued Operations” and “Note Y – Segment Information” to the Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 and “Note C – Discontinued Operations” and “Note O – Segment Information” to the Consolidated Financial Statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2006, the Company’s results of operations for 2005 were recast to report the plastic closures business sold in October 2005 as discontinued operations and the Company revised its segment report to reflect the following reportable segments: Americas Beverage and North America Food within the Company’s Americas division and Europe Beverage, Europe Food and Europe Specialty Packaging within the Company’s Europe division. In order to facilitate comparisons between the Company’s results of operations and segment information for each fiscal quarter within the year ended December 31, 2005, the Company is supplementally providing as Exhibit 99.1 certain 2005 quarterly Statements of Operations and Segment Disclosures. The information contained in Exhibit 99.1, which is unaudited, is not a substitute for, and should be read in conjunction with, the historical financial statements (including the notes thereto) and other information contained in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission for the corresponding periods.

The information in this Form 8-K and the exhibit attached hereto is “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liability of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	2005 Quarterly Statements of Operations and Segment Disclosures

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN HOLDINGS, INC.

By:	/s/ Thomas A. Kelly
Thomas A. Kelly
Vice President and Corporate Controller

Dated:  June 19, 2006

EXHIBIT INDEX

Exhibit Number	Description

99.1	2005 Quarterly Statements of Operations and Segment Disclosures

4